U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


              DELAWARE                 0 - 32093           91-2022980
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           (State or other            (Commission            (I.R.S.
             jurisdiction             File Number)       Identification No.)
           of incorporation)

                       1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA            92606
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855

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                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 5, 2006, Bogdan Maglich, CEO and Chairman resigned the position of President of the Company, effective immediately and the Board of Directors of the Company appointed Roger Spillmann to serve as President and Chief Operating Officer of the Company, effective immediately.

Mr. Spillmann, 35, has served as our Senior Vice President and Corporate Secretary since September 2005. In this capacity, he focuses on corporate compliance and governance, contract administration, investor relations, and capital strategy. Prior to joining HiEnergy, Roger Spillmann provided financial and legal consulting as an employee of Resources Connection, Inc. from July 2004 until his appointment in January 2005. Prior to Resources Connection, he served as a business development and financial services specialist with Empire Capital Leasing, Inc. ("ECL"), where he focused on asset based financing, including project finance, receivable financing, equipment leasing and related securitizations (2003-2004). Prior to ECL, Mr. Spillmann was a Managing Director and Partner of Harris, Hoover & Lewis, Inc. (HHL), a New York based middle market financial advisory and investment banking boutique, and a member of its Executive Committee, where he was responsible for strategic planning, affiliate marketing, product research and outside capital relationships (2001-2003). Prior to HHL, Mr. Spillmann was First Vice President of Investments, Director - Special Accounts Group (SAG) with Prudential Securities in New York City, specializing in advising corporations, institutions and high net-worth clients on asset allocation, money management, estate and tax planning, equity risk management and general investment strategies, and a Sales Analyst with the Private Client Services Group at Banc of America Securities LLC (Montgomery Securities), where he focused on corporate finance, equity derivatives, asset management and corporate and venture services directed toward leading and emerging technology companies (1997-2001). From March 1994 to 1997, Mr. Spillmann was with the Cross Border Finance Group at Clifford Chance, Rogers & Wells LLP, where he served as a corporate paralegal and assisted senior partners and associates with the development and structuring of public and private debt and equity transactions, project finance and M&A for governments, financial institutions and corporations. Upon graduation, from 1992 to 1994, Mr. Spillmann was recruited by Liz Claiborne, Inc, a Fortune 500 textile and clothing manufacturer, to participate in a rotational program with positions in its sales, production and manufacturing divisions, as well as serving as Production Coordinator for the Knitwear Division. Roger Spillmann received a Bachelor of Arts from Dartmouth College in Hanover, NH. He also attended the Universidad Federal do Rio de Janeiro, in Brazil, and is fluent in Spanish and Portuguese. During his career, Mr. Spillmann has served on the advisory boards of several private technology companies and investment funds.

The Company currently has an employment agreement with Mr. Spillmann, a copy of which was filed as Exhibit 99.3 with the Form 8-K filed on January 7, 2005.

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                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.


January  11, 2006                           By: /s/ Bogdan C. Maglich
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    (Date)                                      Name:  Bogdan C. Maglich,
                                                CEO, Chairman and Treasurer